UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 29, 2016

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2016 Annual Meeting of the stockholders of AT&T Inc. was held on April 29, 2016, in Billings, Montana. Stockholders representing 4,967,885,148 shares, or 80.74%, of the common shares outstanding as of the March 1, 2016, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	3,293,286,297	94.69	184,671,826	5.31	40,443,928	1,449,466,415
Samuel A. Di Piazza	3,464,681,014	99.12	30,690,434	0.88	23,020,010	1,449,466,415
Richard W. Fisher	3,459,130,351	98.96	36,369,203	1.04	22,903,869	1,449,466,415
Scott T. Ford	3,427,062,853	98.05	68,309,918	1.95	23,034,182	1,449,466,415
Glenn H. Hutchins	3,466,013,972	99.16	29,220,385	0.84	23,171,377	1,449,466,415
William E. Kennard	3,429,686,269	98.23	61,663,983	1.77	27,063,291	1,449,466,415
Michael B. McCallister	3,462,748,004	99.08	32,302,453	0.92	23,367,558	1,449,466,415
Beth E. Mooney	3,466,683,322	99.14	29,970,326	0.86	21,749,103	1,449,466,415
Joyce M. Roché	3,349,209,776	95.90	143,232,639	4.10	25,951,362	1,449,466,415
Matthew K. Rose	3,403,681,334	97.49	87,616,438	2.51	27,118,264	1,449,466,415
Cynthia B. Taylor	3,347,466,525	95.74	148,986,155	4.26	21,962,819	1,449,466,415
Laura D'Andrea Tyson	3,382,124,290	96.74	113,997,045	3.26	22,280,157	1,449,466,415

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors and the approval of the 2016 Incentive Plan each received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors.	4,862,812,383	98.45	76,411,188	1.55	28,617,818	NA
Advisory approval of executive compensation.	3,109,787,592	90.11	341,495,985	9.89	67,053,954	1,449,466,415
Approval of the 2016 Incentive Plan.	3,230,707,729	93.12	238,644,108	6.88	49,017,926	1,449,466,415

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Political Spending Report.	961,926,857	28.98	2,357,515,129	71.02	198,927,811	1,449,466,415
Lobbying Report.	1,124,851,502	33.89	2,194,638,318	66.11	198,884,106	1,449,466,415
Independent Board Chairman.	786,735,622	23.75	2,525,219,511	76.25	206,407,849	1,449,466,415

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: May 1, 2016	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President and Secretary

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